Exhibit 10.3

Amendment No. 11 to Receivables Financing Agreement

This AMENDMENT NO. 11 TO RECEIVABLES FINANCING AGREEMENT, dated as of February 18, 2009 (this “Amendment Agreement”), is made by and among Rite Aid Funding II (the “Borrower”), CAFCO, LLC (“CAFCO”), CRC FUNDING, LLC (“CRC”), Falcon Asset Securitization Company LLC (“Falcon”), Variable Funding Capital Company LLC (“Variable”; together with CAFCO, CRC and Falcon, the “Investors”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and Wachovia Bank, National Association (“Wachovia”; together with Citibank and JPMorgan, the “Banks”), Citicorp North America, Inc., as program agent (the “Program Agent”), Citicorp North America, Inc. (“CNAI”), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the “Investor Agents”), Rite Aid Hdqtrs. Funding, Inc. (the “Collection Agent”), each of the parties named in Schedule III to the Agreement (as defined below) as originators (the “Originators”) and The Bank of New York Mellon, as Trustee.

Preliminary Statements.  (1) The Borrower, the Investors (other than CRC), the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and The Bank of New York Mellon, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, December 30, 2005, September 19, 2006, November 9, 2006, February 20, 2007, August 31, 2007, September 18, 2007, September 16, 2008, January 15, 2009 and January 22, 2009 (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

(2)    The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators wish to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.      Amendments to Agreement.  As of the Effective Date (as defined below in Section 2), the Agreement is amended as follows:

1.1     Section 1.01 of the Agreement is amended as follows:

(a)    The definition of “Alternate Base Rate” is amended by (i) deleting the word “and” at the end of each sub-clause (i) in each of clauses (a), (b) and (c) therein, (ii) deleting the period at the end of each sub-clause (ii) in each of clauses (a), (b) and (c) therein and in lieu thereof inserting the word “; and”, and (iii) inserting a new sub-clause (iii) in each of clauses (a), (b) and (c) therein as follows:

“(iii)    the Eurodollar Rate (without giving effect to clause (b) thereof) for a Fixed Period of one month beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% per annum.”

(b)    The definition of “Bank Commitment” is amended by (i) deleting the amount “$325,000,000” in clause (a) thereof and replacing it with the amount “$173,000,000”, (ii) deleting the amount “$125,000,000” in clause (b) thereof and replacing it with the amount “$66,000,000”, and (iii) deleting the amount “$200,000,000” in clause (c) thereof and replacing it with the amount “$106,000,000”.

(c)    The definition of “Change in Control” is amended by adding the clause “or the Jean Coutu Group (PJC) Inc. and its Affiliates” after the term “Affiliates,” in the fourth line thereof.

(d)    The definition of “Concentration Limit” is amended by deleting the phrase “higher amount” in the second line thereof and replacing it with the phrase “higher percentage”.

(e)    Clause (ix) of the definition of “Eligible Receivable” is amended by adding the phrase “(except those created by the Second Lien Credit Agreement)” after the words “Adverse Claim” appearing therein.

(f)     The definition of “Eurodollar Rate” is amended by (i) inserting the words “the higher of (a)” after the words “an interest rate per annum equal to” in the first sentence thereof, (ii) inserting the words “and (b) 3.00% per annum” before the period at the end of the first sentence thereof, (iii) deleting the words “In the event such rate” and inserting in lieu thereof the words “In the event the rate determined in accordance with clause (a) above”, and (iv) deleting the words “then the Eurodollar Rate” and inserting in lieu thereof the words “then the rate determined in accordance with clause (a) above”.

(g)    The definition of “Facility Amount” is amended by deleting the amount “$650,000,000” in the first line thereof and replacing it with the amount “$345,000,000”.

(h)    The definition of “Intercreditor Agreement” is amended by replacing the reference to “September 21, 2004” with a reference to “September 22, 2004”.

(i)     The definition of “Investor Facility Amount” is amended by (i) deleting the amount “$325,000,000” in clause (a) thereof and replacing it with the amount “$173,000,000”, (ii) deleting the amount “$125,000,000” in clause (b) thereof and replacing it with the amount “$66,000,000”, and (iii) deleting the amount “$200,000,000” in clause (c) thereof and replacing it with the amount “$106,000,000”.

(j)     The definition of “Net Receivables Pool Balance” is amended by deleting the text in lines 7 to 9 beginning with the words “(A) in the case of” and ending with the words “all other Obligors”.

(k)    The definition of “Percentage” is restated in its entirety to read as follows:

“‘Percentage’ of any Bank means, (a) with respect to Citibank, 50.1449275%, or such amount as reduced or increased by any Assignment and Acceptance entered into with an Eligible Assignee, (b) with respect to JPMorgan, 19.1304348%, or such amount as reduced or increased by any Assignment and Acceptance entered into with an Eligible Assignee, (c) with respect to Wachovia, 30.7246377%, or such amount as reduced or increased by any Assignment and Acceptance entered into with an Eligible Assignee, or (d) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank’s Percentage, or such amount as reduced or increased by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee.”

(l)     A new definition of “Second Lien Agent” is added which reads in its entirety as follows:

“‘Second Lien Agent’ means CNAI in its capacity as administrative agent and collateral processing agent under the Second Lien Credit Agreement, and any successor to CNAI thereunder.”

(m)   A new definition of “Second Lien Borrowing Base Deficiency” is added which reads in its entirety as follows:

“‘Second Lien Borrowing Base Deficiency” means, on any date, the excess, if any, of (x) the “Facility Principal” (as defined in the Second Lien Credit Agreement), over (y) the “Borrowing Base” (as defined in the Second Lien Credit Agreement).”

(n)    A new definition of “Second Lien Credit Agreement” is added which reads in its entirety as follows:

“‘Second Lien Credit Agreement’ means that certain Credit Agreement dated as of February 18, 2009 among the Borrower, the Originators, certain lenders party thereto, HQ, as collection agent, and the Second Lien Agent, as the same may be amended, modified or restated from time to time.”

(o)    A new definition of “Second Lien Intercreditor Agreement” is added which reads in its entirety as follows:

“‘Second Lien Intercreditor Agreement’ means that certain Intercreditor Agreement dated as of February 18, 2009 by and among the Program Agent, the Borrower and the Second Lien Agent, as the same may be amended, modified or restated from time to time.”

(p)    The definition of “Transaction Document” is amended by adding the term “the Second Lien Intercreditor Agreement,” after the term “the Intercreditor Agreement,” in the second line thereof.

1.2      Section 1.02 of the Agreement is amended by deleting the term “generally accepted accounting principals” in the second line thereof and replacing it with the term “GAAP”.

1.3      Section 2.04(a) of the Agreement is amended by deleting clause (i) thereof, renumbering clause (ii) thereof as a new clause (i) thereof, deleting the word “and” at the end of the newly renumbered clause (i) thereof, and inserting a new clause (ii) as follows:

“(ii)     at any time that there exists a Second Lien Borrowing Base Deficiency, deposit to and hold in the Trustee’s Account, in trust for the Beneficiaries and the Collection Agent, all Collections (which Collections shall thereafter be applied pursuant to Section 2.04(i)); and”

1.4      Section 2.04(a)(iii) of the Agreement is amended by inserting the following clause prior to the semicolon at the end thereof:

“unless otherwise instructed by the Borrower pursuant to Section 2.04(d) (and if no such instructions shall have been given by the Borrower, unless otherwise instructed in writing by the Second Lien Agent, which instructions shall state that such remaining Collections will be applied to amounts due and owing under the Second Lien Credit Agreement and otherwise in accordance with the terms of the Second Lien Credit Agreement)”

1.5      Section 2.04(a) of the Agreement is amended by inserting the following sentence at the end of the proviso thereto:

“The Daily Report delivered by the Collection Agent to the Trustee on each Deposit Date shall set forth (x) the amount of the Second Lien Borrowing Base Deficiency and (y) the amount of funds then held in the Trustee’s Account pursuant to any previous application of clause (ii) of Section 2.04(a) or clause (iii) of Section 2.04(b).”

1.6      Section 2.04(b) of the Agreement is amended by inserting the words “during the Revolving Period” after the first appearance of the words “Fixed Period” in the first sentence thereof, deleting clause (i) thereof, renumbering clause (ii) thereof as a new clause (i) thereof, renumbering clause (iii) thereof as a new clause (ii) thereof, deleting the word “and” at the end of the newly renumbered clause (ii) thereof, and inserting a new clause (iii) as follows:

“(iii)    at any time that there exists a Second Lien Borrowing Base Deficiency, deposit to and hold in the Trustee’s Account, in trust for the Beneficiaries and the Collection Agent, all Collections (which Collections shall thereafter be applied pursuant to Section 2.04(i)); and”

1.7      Section 2.04(b) of the Agreement is amended by inserting the following sentence at the end of the proviso thereto:

“The Daily Report delivered by the Collection Agent to the Trustee on each Deposit Date shall set forth (x) the amount of the Second Lien Borrowing Base Deficiency and (y) the amount of funds then held in the Trustee’s Account pursuant to any previous application of clause (ii) of Section 2.04(a) or clause (iii) of Section 2.04(b).”

1.8      Sections 2.04(b)(iv) and 2.04(c)(iii) of the Agreement are each hereby amended by inserting the following parenthetical expression prior to the semicolon or period (as applicable) at the end thereof:

“(unless otherwise instructed in writing by the Second Lien Agent, which instructions shall state that such remaining Collections will be applied to amounts due and owing under the Second Lien Credit Agreement and otherwise in accordance with the terms of the Second Lien Credit Agreement)”.

1.9      Section 2.04(d) of the Agreement is amended by adding the following phrase prior to the period at the end thereof:

“for distribution on account of Facility Principal pursuant to Section 2.04A”.

1.10    The first paragraph of Section 2.04(e) of the Agreement is amended by inserting the following proviso prior to the period at the end thereof:

“; provided, further, that if the Second Lien Agent shall have otherwise instructed the Trustee in writing as to the deposit of funds that are to be transferred to the Borrower’s Account or distributed to the Borrower, the Trustee shall follow such instructions of the Second Lien Agent, which instructions shall state that such remaining Cure Funds will be applied to amounts due and owing under the Second Lien Credit Agreement and otherwise in accordance with the terms of the Second Lien Credit Agreement.”

1.11    A new Section 2.04(i) is inserted after Section 2.04(h) as follows:

“(i)     To the extent that any amounts have been deposited to the Trustee’s Account pursuant to Section 2.04(a)(ii) or Section 2.04(b)(iii), such amounts shall be held in the Trustee’s Account until the earlier of (x) the date on which the Collection Agent certifies in writing to the Trustee, annexing a Daily Report evidencing such certification, that there is no Second Lien Borrowing Base Deficiency, in which case, the Trustee shall promptly deposit into the Borrower’s Account any amounts then in the Trustee’s Account which were previously deposited pursuant to Section 2.04(a)(ii) or Section 2.04(b)(iii), and (y) the date on which the “Cure Period” (as such term is defined in the Second

Lien Credit Agreement) ends, in which case any amounts then in the Trustee’s Account which were previously deposited pursuant to Section 2.04(a)(ii) or Section 2.04(b)(iii) shall be available for distribution on the next Distribution Date pursuant to Section 2.04A and shall be distributed to the Investor Agent’s Accounts for the ratable distribution to the applicable Investors and Banks, in reduction of the Facility Principal (regardless of whether such Distribution Date occurs during the Revolving Period or the Amortization Period).

1.12    Sections 2.04A(a)(ix) and 2.04A(b)(viii) of the Agreement are each hereby amended by inserting the following parenthetical expression prior to the period at the end thereof:

“(unless otherwise instructed in writing by the Second Lien Agent, which instructions shall state that such remaining funds will be applied to amounts due and owing under the Second Lien Credit Agreement and otherwise in accordance with the terms of the Second Lien Credit Agreement)”.

1.13    The last paragraph of Section 2.04A(b) of the Agreement is amended by deleting the words “provided, however” and inserting in lieu thereof the following:

“; provided, however, that if the Second Lien Agent shall have otherwise instructed the Trustee in writing as to the deposit of funds that are to be transferred to the Borrower’s Account or distributed to the Borrower, the Trustee shall follow such instructions of the Second Lien Agent, which instructions shall state that such remaining funds will be applied to amounts due and owing under the Second Lien Credit Agreement and otherwise in accordance with the terms of the Second Lien Credit Agreement; provided, further,”

1.14    Section 4.01(h) the Agreement is amended in its entirety to read as follows:

“(h)    The Borrower is the legal and beneficial owner of the Transferred Assets and Related Security free and clear of any Adverse Claim except those created by the Second Lien Credit Agreement.  The Program Agent for the benefit of the Investors and the Banks has a valid and perfected first priority security interest in each Transferred Asset now existing or hereafter arising and in the Related Security and Collections with respect thereto.  No effective financing statement or other instrument similar in effect covering any Collateral is on file in any recording office, except those relating to the Credit Agreement, the Second Lien Credit Agreement and the Indentures, all of which the Borrower represents relate to security interests that are subject to the Intercreditor Agreement and the Second Lien Intercreditor

Agreement, those filed by the Second Lien Agent pursuant to the Second Lien Credit Agreement, those filed in favor of the Program Agent relating to this Agreement and those filed pursuant to the Purchase Agreements.  Each Transferred Asset characterized in any Borrower Report or other written statement made by or on behalf of the Borrower as an Eligible Receivable or Eligible Participation Interest, or as included in the Net Receivables Pool Balance is, as of the date of such Borrower Report or other statement (or, if applicable, as of a date certain specified in such report), an Eligible Receivable or Eligible Participation Interest, or properly included in the Net Receivables Pool Balance.”

1.15    Section 5.01(d) of the Agreement is amended in its entirety to read as follows:

“(d)  Sales, Liens, Etc.  Except for the security interest created hereunder and the security interest created under the Second Lien Credit Agreement in favor of the Second Lien Agent, the Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to any Collateral, or upon or with respect to any account to which any Collections of any Pool Receivable or Participated Receivable are sent, or assign any right to receive income in respect thereof.”

1.16    Clauses (xiii) and (xiv) of Section 5.01(k) of the Agreement are each hereby amended by deleting the term “Funding Agents” where it appears therein and replacing it with the term “Investor Agents”.

1.17    Section 5.01(n) of the Agreement is amended in its entirety to read as follows:

“(n)  Nature of Business.  The Borrower will not engage in any business other than the purchase or acquisition of Transferred Assets, Related Security and Collections from Cayman SPE I and the transactions contemplated by this Agreement and by the Second Lien Credit Agreement.  The Borrower will not create or form any Subsidiary.”

1.18    Section 5.01(q) of the Agreement is amended in its entirety to read as follows:

“(q)  Debt.  The Borrower will not incur any Debt, other than any Debt incurred pursuant to this Agreement or the Second Lien Credit Agreement.”

1.19    New Sections 5.01(u), 5.01(v), 5.01(w) and 5.01(x) are inserted in the appropriate location as follows:

“(u)    Amendments to the Second Lien Credit Agreement.  The Borrower may agree or consent to any amendment, supplement or modification to the Second Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement) in accordance with their terms, in each case, without the consent of, or prior notice to the Program Agent or the First Lien Claimholders (as defined in the Second Lien Intercreditor Agreement); provided, however, that any such amendment, supplement or modification shall not, without the consent of the Program Agent and each Investor Agent:

(i)     increase the aggregate principal amount of loans or other extensions of credit under the Second Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement) or commitments therefor so that the aggregate principal amount of such loans or other extensions of credit and commitments is in excess of $225,000,000;

(ii)    modify the method of computing interest or increase the interest rate (including by any increase in the “applicable margin” or similar component of the interest rate) or yield provisions applicable to the Second Lien Obligations (as defined in the Second Lien Intercreditor Agreement) or any commitment fee, facility fee, utilization fee, or similar fee so that the combined interest rate and fees are increased by more than 2% per annum in the aggregate (excluding increases resulting from (A) increases in the underlying reference rate not caused by any amendment, supplement or modification of the Second Lien Credit Agreement, or (B) accrual of interest at the rate applicable following an “Event of Default” under the Second Lien Credit Agreement as in effect on the date hereof);

(iii)   change any representations, warranties, covenants, defaults, events of default or other provisions (including the addition of defaults or events of default not contained in the Second Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement) as of the date hereof) in any manner that makes them more restrictive as to the Borrower, except to make conforming changes to match changes made to the First Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement), on substantially similar economic terms;

(iv)   change to earlier dates any dates upon which payments of principal or interest are due thereon or otherwise alter any provisions that decrease the weighted average life to maturity;

(v)    change the prepayment, redemption, or defeasance provisions thereof if the effect of such change is to require any new payment or accelerate the payment date of any existing payment obligation; or

(vi)   change or amend any other term of the Second Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement) if such change or amendment would result in a default under this Agreement, increase the obligations of the Borrower or confer additional rights on any Second Lien Claimholder (as defined in the Second Lien Intercreditor Agreement) in a manner adverse in any respect to any of the First Lien Claimholders (as defined in the Second Lien Intercreditor Agreement).

(v)    Notice of Amendments.  In the event the Second Lien Loan Documents (as defined in the Second Lien Intercreditor Agreement) are amended, supplemented or otherwise modified, the Borrower shall provide a copy of each such amendment, supplement or modification to the Program Agent at least five (5) Business Days prior to the effective date thereof.”

(w)   Refinancing of Second Lien Obligations.  The Borrower will not refinance the Debt under the Second Lien Credit Agreement unless (i) the Program Agent and each Investor Agent have consented thereto or the terms of such refinanced Debt, if contained in an amendment to the Second Lien Credit Agreement, would not require the consent of the Program Agent and the Investor Agents pursuant to Section 5.01(u) and (ii) the holders of such refinanced Debt (or an agent for such holders) agree in writing, at or prior to the time of such refinancing, to be bound by the terms of the Second Lien Intercreditor Agreement.

(x)    Prepayment of the Second Lien Obligations.  The Borrower will not make any optional prepayment, in whole or in part, of the principal amount of the Debt outstanding under the Second Lien Credit Agreement unless (i) the Program Agent and each Investor Agent have consented thereto or (ii) such prepayment is a prepayment in full in connection with a refinancing permitted by Section 5.01(w) and the principal amount of the refinanced Debt outstanding immediately following the refinancing is equal to the principal amount of the Debt prepaid.

1.20    Section 6.06(d) of the Agreement is amended by (i) deleting the words “, except as provided in the second to last sentence of this Section 6.06(d)” at the end of the first paragraph thereof. and (ii) deleting in their entirety the second and third sentences of the second paragraph thereof.

1.21    Section 7.01(d) of the Agreement is amended by deleting the reference to “5.01(p) or 5.01(q)” therein and inserting in lieu thereof a reference to “5.01(p), 5.01(q), 5.01(u), 5.01(w) or 5.01(x)”.

1.22    Section 7.01(k) of the Agreement is amended in its entirety to read as follows:

(k) (i) An “Event of Termination” or “Facility Termination Date” shall occur under any Purchase Agreement or any Purchase Agreement shall cease to be in full force or effect, or (ii) an “Event of Default” shall occur under the Second Lien Credit Agreement, or (iii) the Second Lien Agent shall deliver to the Program Agent a notice of the type described in Section 3.1(a)(1) of the Second Lien Intercreditor Agreement (which triggers the start of the “Standstill Period” thereunder).”

1.23    Section 7.01(q) of the Agreement is amended in its entirety to read as follows:

“(q) Any Governmental Entity Receivables Account Notice or “Governmental Entity Receivables Account Notice” (as defined in the Second Lien Credit Agreement) shall be revoked or revised.”

1.24    The proviso in the final paragraph of Section 7.01 of the Agreement is amended by (i) deleting the reference to “paragraph (g) of this Section 7.01” and replacing it with a reference to “paragraph (g) of this Section 7.01 or clause (iii) of paragraph (k) of this Section 7.01”, and (ii) after the words “the Commitment Termination Date shall occur”, inserting the words “and, in the case of an event described in paragraph (g),”.

1.25    Section 11.05 of the Agreement is amended by inserting a new clause (c) in the appropriate location as follows:

“(c)    The Collection Agent and each Originator hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any proceeding of the type referred to in Section 7.01(g) so long as there shall not have elapsed one year plus one day since the later of the Facility Termination Date and the date on which all Obligations shall have been paid in full.”

1.26    A new Section 11.14 of the Agreement is inserted in the appropriate location as follows:

Section 11.14     Second Lien Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the exercise of certain rights and remedies by the Program Agent hereunder is subject to the provisions of the Second Lien Intercreditor Agreement.  In the event of any conflict between the terms of the Second Lien Intercreditor Agreement and this Agreement, the terms of the Second Lien Intercreditor Agreement shall govern and control.

1.27    Schedule I (Deposit Banks and Account Banks) to the Agreement is amended by deleting the contents thereof and inserting in lieu thereof the following:

Mellon Bank, N.A.
500 Ross Street, Room 154-1380
Pittsburgh, PA 15262-0001
Attn: Document Control Group Manager

Account Number: 0693636
Account Number: 103-7294

1.28    Schedule II (Credit and Collection Policy), and Schedule V (Material Litigation) to the Agreement are each amended in their entirety to read as set forth in Schedule II and Schedule V, respectively, to this Amendment Agreement.

SECTION 2.      Conditions to Effectiveness  This Amendment Agreement shall become effective when the following documents have been delivered to the Program Agent, each in form and substance satisfactory to the Program Agent and the Investor Agents (the “Effective Date”):

(a)    fully executed counterparts of this Amendment Agreement;

(b)    fully executed counterparts of the Second Lien Intercreditor Agreement;

(c)    fully executed copies of an amendment and/or restatement of the Intercreditor Agreement;

(d)    fully executed counterparts of an omnibus amendment to each of the Parent Undertakings;

(e)    fully executed counterparts of amendments to each of the Deposit Account Agreement and the Governmental Entity Receivables Agreement;

(f)     fully executed counterparts of an omnibus amendment to each of the Purchase Agreements;

(g)    copies of executed copies of the Second Lien Credit Agreement and all related documents; and

(h)    favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Borrower, the Predecessor Purchasers, the Parent and the other Originators, as to such matters as the Program Agent or any Investor Agent may reasonably request.

SECTION 3.      Representations and Warranties.  Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

SECTION 4.      Confirmation of Agreement.  Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5.      Confirmation of Parent Undertakings.  The Parent, by its signature below, hereby confirms and agrees that notwithstanding the effectiveness of this Amendment Agreement, after giving effect to the amendments thereto on the date of the Amendment Agreement (a) the Parent Undertakings shall continue to be in full force and effect and shall apply to the Agreement as amended as contemplated by this Amendment Agreement, and (b) the Parent Undertakings are hereby ratified and confirmed.

SECTION 6.      Consent to Amendments of Purchase Agreements.  Pursuant to the provisions of Section 5.01(m) of each  of the Agreement, the Tertiary Purchase Agreement and the Secondary Purchase Agreement , each of the Program Agent and each Investor Agent hereby consents to the amendments to the Purchase Agreements referred to in clause (f) of Section 2.

SECTION 7.      Authorization of Second Lien Intercreditor Agreement.  Each Investor, each Bank and each Investor Agent authorizes the Program Agent to enter into the Second Lien Intercreditor Agreement as agent on its behalf.

SECTION 8.      Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors, the Banks and the Trustee with respect thereto.

SECTION 9.      GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 10.    Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RITE AID FUNDING II

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

CAFCO, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

CRC FUNDING, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

FALCON ASSET SECURITIZATION COMPANY LLC

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:		/s/ John M. Kuhns
Name: John M. Kuhns
Title: Exec Director

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact

	By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

CITICORP NORTH AMERICA, INC., as Program Agent and as an Investor Agent

By:		/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

CITIBANK, N.A.

By:		/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

JPMORGAN CHASE BANK, N.A. as a Bank and as an Investor Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Exec Director

WACHOVIA BANK, NATIONAL ASSOCIATION as a Bank and as an Investor Agent

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

RITE AID HDQTRS. FUNDING INC.

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

THE BANK OF NEW YORK MELLON as Trustee

By:	/s/ Jared Fischer
Name: Jared Fischer
Title: Assistant Treasurer

RITE AID CORPORATION
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
THE LANE DRUG COMPANY
RITE AID DRUG PALACE, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
PERRY DRUG STORES, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
K & B ALABAMA CORPORATION
K & B LOUISIANA CORPORATION
K & B MISSISSIPPI CORPORATION
K & B TENNESSEE CORPORATION
ECKERD CORPORATION
GENOVESE DRUG STORES, INC.
EDC DRUG STORES, INC.
MAXI DRUG, INC.
MAXI DRUG SOUTH, L.P.
MAXI DRUG NORTH, INC.
MAXI GREEN, INC.
THRIFT DRUG, INC.

By:	/s/ Robert B. Sari
Name: Robert B. Sari
Title: Exec. VP and Gen. Counsel of Rite Aid Corporation VP as to all other originators